EXHIBIT 24

CUMMINS INC.
2016 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2016 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 13, 2017	/s/ ROBERT J. BERNHARD
Robert J. Bernhard
Director

CUMMINS INC.
2016 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2016 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 13, 2017	/s/ FRANKLIN R. CHANG DIAZ
Franklin R. Chang Diaz
Director

CUMMINS INC.
2016 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2016 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 13, 2017	/s/ BRUNO V. DI LEO ALLEN
Bruno V. Di Leo Allen
Director

CUMMINS INC.
2016 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2016 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 13, 2017	/s/ STEPHEN B. DOBBS
Stephen B. Dobbs
Director

CUMMINS INC.
2016 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2016 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 13, 2017	/s/ ROBERT K. HERDMAN
Robert K. Herdman
Director

CUMMINS INC.
2016 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2016 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 13, 2017	/s/ ALEXIS M. HERMAN
Alexis M. Herman
Director

CUMMINS INC.
2016 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2016 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 13, 2017	/s/ THOMAS J. LYNCH
Thomas J. Lynch
Director

CUMMINS INC.
2016 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2016 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 13, 2017	/s/ WILLIAM I. MILLER
William I. Miller
Director

CUMMINS INC.
2016 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2016 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 13, 2017	/s/ GEORGIA R. NELSON
Georgia R. Nelson
Director